                        GARTMORE VARIABLE INSURANCE TRUST

                              GVIT Bond Index Fund
                          GVIT International Index Fund
                            GVIT Small Cap Index Fund

                     Supplement dated October 6, 2006 to the
                          Prospectus dated May 1, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

1.   Effective  September 29, 2006,  Merrill Lynch & Co., Inc. ("Merrill Lynch")
and BlackRock,  Inc.  ("BlackRock")  completed a transaction (the "Transaction")
involving  Merrill  Lynch's  asset  management  business,  including  Fund Asset
Management,  L.P.  ("FAM") (the  subadviser to each of the GVIT Bond Index Fund,
GVIT International  Index Fund and GVIT Small Cap Index Fund (the "Funds")),  to
create new BlackRock,  an independent company that is one of the world's largest asset  management firms with over $1 trillion in assets under  management.  Upon completion of the Transaction on September 29, 2006, an  "assignment"  occurred, causing the Funds' subadvisory  agreement with FAM to terminate.  At the Board's meeting on September 13, 2006, in anticipation of settlement of the Transaction, the Board of  Trustees  of  Gartmore  Variable  Insurance  Trust  approved a new subadvisory  agreement with BlackRock  Investment  Management,  LLC, an indirect wholly owned subsidiary of BlackRock. The new subadvisory agreement is identical in all  material  respects  (except  the name of the  subadviser)  to the Funds'
subadvisory agreement with FAM. The Board approved the new subadvisory agreement in reliance upon the Manager of Managers exemptive order the Funds have obtained from the  Securities  and  Exchange  Commission,  in order to  ensure  continued
provision of subadvisory services by BlackRock to the Funds. The new subadvisory agreement became effective immediately upon the closing of the Transaction.

     You will shortly  receive an  Information  Statement as required  under the
Funds'  Manager  of  Managers  exemptive  order  setting  out  in  more  detail, information about the Transaction and BlackRock.

2.   BlackRock  has  informed  Gartmore  Mutual Fund Capital  Trust,  the Funds'
investment adviser,  that the portfolio managers of the GVIT International Index
Fund and GVIT Small Cap Index Fund currently are expected to remain the same.

3.   The following  paragraphs  supplement  information relating to the Gartmore
Bond Index Fund:

     Effective September 29, 2006, Keith Anderson, Scott Amero, Mathew Marra and
Andrew Phillips  replaced  Jeffrey Hewson,  Michael  Wildstein and Roy Hansen as
portfolio  managers  for the  Gartmore  Bond  Index  Fund.  As a result of these changes,  the  section  titled  "Gartmore  Bond  Index  Fund"  under  "Portfolio
Management" on page 15 has been restated in its entirety as follows:

     Keith Anderson and Scott Amero are the overall  investment  supervisors for the Fund,  and  Matthew  Marra  and  Andrew  Phillips  are  responsible  for the day-to-day management of the Fund's investments.

     Keith  Anderson  is a  Vice  Chairman  and  member  of  the  Executive  and
Management Committees of BlackRock. Mr. Anderson is BlackRock's Chief Investment
Officer for Fixed Income.  Mr.  Anderson is Chairman of the Investment  Strategy
Group and is responsible for global fixed income strategy,  asset allocation and the overall  management of client portfolios.  In this capacity,  he coordinates
BlackRock's team of portfolio managers and credit analysts who specialize in the government,  agency,  corporate and mortgage sectors and sub-sectors  worldwide.
Mr.  Anderson  was a founding  member of BlackRock  and has been with  BlackRock since  1988.  Mr.  Anderson  is a  member  of the  Treasury  Borrowing  Advisory
Committee,  which meet quarterly in Washington,  DC with the Secretary and Staff of the US  Treasury to advise on the  financing  and  management  of the Federal debt.

     Scott Amero is a Managing  Director of BlackRock and co-head of BlackRock's fixed  income  portfolio  management  team.  He is a  member  of the  Management
Committee and the Investment  Strategy Group.  Mr. Amero is a senior  strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of
global  credit  research.  He  is  a  director  of  Anthracite  Capital,   Inc.,
BlackRock's  publicly-traded  real estate  investment  trust. Mr. Amero has been with BlackRock since 1990.

     Matthew  Marra  is a  Managing  Director  of  and  portfolio  manager  with
BlackRock and is a member of the Investment  Strategy Group. Mr. Marra's primary responsibility  is managing total return  portfolios,  with a sector emphasis on
Treasury  and  agency  securities.  Mr.  Marra  became  part  of  the  Portfolio
Management  Group in 1997.  He joined  BlackRock  in 1995 as an  analyst  in the
Portfolio Analytics Group.

     Andrew  Phillips  is a Managing  Director  of and  portfolio  manager  with
BlackRock and is a member of the Investment  Strategy  Group.  Mr.  Phillips has
been a  Managing  Director  of  BlackRock  since  1999 and a  portfolio  manager therewith since 1995. Mr.  Phillips'  primary  responsibility  is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.  He is a Chairman of the monthly Account
Review Meeting, which examines performance,  compliance,  and operations for all client portfolios.

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